Exhibit 99.1

February 24, 2025
Burford Announces Date for Release of 4Q24 and FY24 Financial Results and Previews Changes to Financial Reporting Framework

Burford Capital Limited (“Burford”), the leading global finance and asset management firm focused on law, will release its financial results for the three months ended December 31, 2024 (“4Q24”), and the year ended December 31, 2024 (“FY24”), on Monday, March 3, 2025, at 7.00am EST / 12.00pm GMT. Additionally, Burford today previews changes to its financial reporting framework in conjunction with becoming a US domestic issuer effective as of January 1, 2025.
Burford will hold a conference call for investors and analysts at 10.00am EST / 3.00pm GMT on Monday, March 3, 2025. For swift access to the conference call at the time of the event, pre-registration is encouraged at https://registrations.events/direct/Q4I37665972. The dial-in numbers for the conference call are +1 (646) 307-1963 (USA) or +1 (800) 715-9871 (USA & Canada toll free) / +44 (0)20 3481 4247 (UK) or +44 800 260 6466 (UK toll free), and the access code is 37665. To minimize the risk of delayed access, participants are urged to dial into the conference call by 9.40am EST / 2.40pm GMT.
A live audio webcast and replay will also be available at https://events.q4inc.com/attendee/169138797, and pre-registration at that link is encouraged.
An accompanying 4Q24 and FY24 results presentation for investors and analysts will be made available on Burford’s website prior to the conference call at http://investors.burfordcapital.com.
Preview of changes to financial reporting framework
Burford has always focused on providing disclosure that represents what shareholders actually own, which is reflected in the “Burford-only” basis of financial reporting. “Burford-only” reporting removes the impact of private fund entities that must be consolidated under accounting standards, even though economic ownership resides with a third party.
Beginning with the upcoming reporting for 4Q24 and FY24 financial results, the Burford-only disclosure will be enhanced with a more prominent use of segment reporting through two reportable segments: (i) “Principal Finance” (which captures the financial impact of the legal finance portfolio funded by Burford’s balance sheet) and (ii) “Asset Management and Other Services” (which captures fee income from Burford’s private funds funded by third-party capital and income earned from other service-related operations). Under US reporting standards, the use of segment reporting allows for more efficient and helpful disclosure on the key metrics that illuminate how Burford generates shareholder value in each segment.
The sum of Burford’s two reportable segments will be referred to as “Total Segments” in certain disclosures, which is consistent with and identical to reporting on an aggregate “Burford-only” basis.
The Principal Finance segment reporting will be further simplified by discontinuing the use of the labels “capital provision-direct” or “core portfolio” (which described direct funding of legal finance assets by Burford’s balance sheet) and “capital provision-indirect” (which described indirect funding of legal finance assets through commitments made by Burford’s balance sheet to private funds). Performance track record measures such as return on invested capital (ROIC) and internal rate of return (IRR) will be entirely consistent with prior reporting and reflect direct funding by the balance sheet (formerly referred to as “capital provision-direct” or “core portfolio”), excluding the impact of any balance sheet commitments to private funds.

Reporting as US domestic issuer
As previously announced on August 5, 2024, effective as of January 1, 2025, Burford no longer met the requirements to qualify as a “foreign private issuer” as defined by the US Securities and Exchange Commission, due to the continued shift of its equity ownership to US-based investors. Beginning with the upcoming reporting for 4Q24 and FY24 financial results, Burford will report as a US domestic issuer, which entails changes to Burford’s reporting and disclosures including:

•	Filing periodic reports on Form 10-K (annual) and Form 10-Q (quarterly)
•	Filing current reports on Form 8-K
•	Complying with US proxy requirements in connection with its annual shareholder meeting
•	Meeting shorter filing timelines for financial results applicable to large accelerated filers (40 days for quarterly reports and 60 days for annual reports)
As part of this transition, Burford’s supplementary reporting documents will also be streamlined. As noted above, a detailed earnings presentation will be available when the financial results are released via Burford’s investor relations website and current report on Form 8-K. The press release associated with Burford’s quarterly financial results will serve solely as a reference to the earnings call and detailed earnings presentation and no longer provide a comprehensive disclosure of financial results.
For further information, please contact:

Burford Capital Limited
For investor and analyst inquiries:
Americas: Josh Wood, Head of Investor Relations - email	+1 212 516 5824
EMEA & Asia: Rob Bailhache, Head of EMEA & Asia Investor Relations - email	+44 (0)20 3530 2023
For press inquiries:
David Helfenbein, Senior Vice President, Public Relations - email	+1 212 516 5824

Deutsche Numis - NOMAD and Joint Broker	+44 (0)20 7260 1000
Giles Rolls
Charlie Farquhar

Jefferies International Limited - Joint Broker	+44 (0)20 7029 8000
Graham Davidson
James Umbers

Berenberg – Joint Broker	+44 (0)20 3207 7800
Toby Flaux
James Thompson
Yasmina Benchekroun
About Burford Capital
Burford Capital is the leading global finance and asset management firm focused on law. Its businesses include litigation finance and risk management, asset recovery and a wide range of legal finance and advisory activities. Burford is publicly traded on the New York Stock Exchange (NYSE: BUR) and the London Stock Exchange (LSE: BUR), and it works with companies and law firms around the world from its offices in New York, London, Chicago, Washington, DC, Singapore, Dubai and Hong Kong.

For more information, please visit www.burfordcapital.com.
This announcement does not constitute an offer to sell or the solicitation of an offer to buy any ordinary shares or other securities of Burford.
This announcement does not constitute an offer of any Burford private fund. Burford Capital Investment Management LLC, which acts as the fund manager of all Burford private funds, is registered as an investment adviser with the US Securities and Exchange Commission. The information provided in this announcement is for informational purposes only. Past performance is not indicative of future results. The information contained in this announcement is not, and should not be construed as, an offer to sell or the solicitation of an offer to buy any securities (including, without limitation, interests or shares in any of Burford private funds). Any such offer or solicitation may be made only by means of a final confidential private placement memorandum and other offering documents.
Forward-looking statements
This announcement contains “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934, as amended, regarding assumptions, expectations, projections, intentions and beliefs about future events. These statements are intended as “forward-looking statements”. In some cases, predictive, future-tense or forward-looking words such as “aim”, “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “guidance”, “intend”, “may”, “plan”, “potential”, “predict”, “projected”, “should” or “will” or the negative of such terms or other comparable terminology are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. In addition, Burford and its representatives may from time to time make other oral or written statements that are forward-looking, including in its periodic reports that Burford files with, or furnishes to, the US Securities and Exchange Commission, other information made available to Burford’s security holders and other written materials. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors because they relate to events and depend on circumstances that may or may not occur in the future. Burford cautions that forward-looking statements are not guarantees of future performance and are based on numerous assumptions, expectations, projections, intentions and beliefs and that Burford’s actual results of operations, including its financial position and liquidity, and the development of the industry in which it operates, may differ materially from (and be more negative than) those made in, or suggested by, the forward-looking statements contained in this announcement. Significant factors that may cause actual results to differ from those Burford expects include, among others, those discussed under “Risk Factors” in Burford’s annual report on Form 20-F for the year ended December 31, 2023 filed with the US Securities and Exchange Commission on March 28, 2024 and other reports or documents that Burford files with, or furnishes to, the US Securities and Exchange Commission from time to time. In addition, even if Burford’s results of operations, including its financial position and liquidity, and the development of the industry in which it operates are consistent with the forward-looking statements contained in this announcement, those results of operations or developments may not be indicative of results of operations or developments in subsequent periods.
Except as required by law, Burford undertakes no obligation to update or revise the forward-looking statements contained in this announcement, whether as a result of new information, future events or otherwise.